UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2021

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual General Meeting of Shareholders of Janus Henderson Group plc (the “Company”) held in Denver, Colorado, on 29 April 2021, shareholders voted on the 14 resolutions contained in the Notice of Annual General Meeting (dated 19 March 2021 and lodged with the ASX and SEC), and all of the resolutions were adopted by the required vote of the shareholders. All resolutions were decided on a poll, and no resolutions were amended or withdrawn. The results of the voting on each resolution are set forth below.

Resolution 1: Annual Report and Accounts

It was resolved, as an ordinary resolution, to receive the Annual Report and Accounts of the Company for the financial year ended 31 December 2021 and the reports of the Directors and Auditors thereon.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	144,440,329	99.93	108,158	0.07	1,239,469	0	0	83.87
Total number of votes cast on the poll:	0	0	0	0.0	0	0	0	0
Total number of votes cast:	144,440,329	99.93	108,158	0.07	1,239,469	0	0	83.87

Resolution 2

It was resolved, as an ordinary resolution, to appoint Ms Alison Davis as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,802,554	99.64	495,000	0.36	496,489	0	5,993,913	80.82
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,802,554	99.64	495,000	0.36	496,489	0	5,993,913	80.82

Resolution 3

It was resolved, as an ordinary resolution, to reappoint Ms Kalpana Desai as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,804,326	99.64	499,264	0.36	490,453	0	5,993,913	80.83
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,804,326	99.64	499,264	0.36	490,453	0	5,993,913	80.83

Resolution 4

It was resolved, as an ordinary resolution, to reappoint Mr Jeffrey Diermeier as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,781,662	99.62	523,435	0.38	488,946	0	5,993,913	80.83
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,781,662	99.62	523,435	0.38	488,946	0	5,993,913	80.83

Resolution 5

It was resolved, as an ordinary resolution, to reappoint Mr Kevin Dolan as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,782,328	99.62	522,644	0.38	489,071	0	5,993,913	80.83
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,782,328	99.62	522,644	0.38	489,071	0	5,993,913	80.83

Resolution 6

It was resolved, as an ordinary resolution, to reappoint Mr Eugene Flood Jr as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,808,731	99.64	496,512	0.36	488,800	0	5,993,913	80.83
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,808,731	99.64	496,512	0.36	488,800	0	5,993,913	80.83

Resolution 7

It was resolved, as an ordinary resolution, to reappoint Mr Richard Gillingwater as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	133,285,231	96.02	5,518,185	3.98	990,627	0	5,993,913	80.54
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	133,285,231	96.02	5,518,185	3.98	990,627	0	5,993,913	80.54

Resolution 8

It was resolved, as an ordinary resolution, to reappoint Mr Lawrence Kochard as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,380,941	99.34	921,485	0.66	488,617	0	5,993,913	80.83
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,380,941	99.34	921,485	0.66	488,617	0	5,993,913	80.83

Resolution 9

It was resolved, as an ordinary resolution, to reappoint Mr Glenn Schafer as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,361,994	99.32	944,113	0.68	487,936	0	5,993,913	80.83
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,361,994	99.32	944,113	0.68	487,936	0	5,993,913	80.83

Resolution 10

It was resolved, as an ordinary resolution, to reappoint Angela Seymour-Jackson as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	123,736,618	88.82	15,567,502	11.18	489,923	0	5,993,913	80.83
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	123,736,618	88.82	15,567,502	11.18	489,923	0	5,993,913	80.83

Resolution 11

It was resolved, as an ordinary resolution, to reappoint Mr Richard Weil as a Director of the Company.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,672,598	99.58	581,651	0.42	539,794	0	5,993,913	80.80
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,672,598	99.58	581,651	0.42	539,794	0	5,993,913	80.80

Resolution 12: Reappointment of the Auditors

It was resolved, as an ordinary resolution, to reappoint PricewaterhouseCoopers LLP as Auditors to the Company and to authorise the Audit Committee of the Board of Directors to determine the remuneration of the Auditors.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	145,018,362	99.74	377,546	0.26	392,048	0	0	84.36
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	145,018,362	99.74	377,546	0.26	392,048	0	0	84.36

Resolution 13: Authority to purchase own shares

It was resolved, as a special resolution, to authorize the Company to make purchases on a stock exchange of its ordinary shares, subject to certain specified conditions.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	139,006,834	99.86	195,690	0.14	591,519	0	5,993,913	80.77
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	139,006,834	99.86	195,690	0.14	591,519	0	5,993,913	80.77

Resolution 14: Authority to purchase own CDIs

It was resolved, as a special resolution, to authorize the Company to make purchases on a stock exchange of its Chess Depositary Interests (CDIs), subject to certain specified conditions.

	For	%	Against	%	Abstain*	Discretion	Broker non- votes*	% of ISC Voted**
Total number of proxy votes exercised by all proxies validly appointed:	138,929,692	99.85	211,006	0.15	653,345	0	5,993,913	80.73
Total number of votes cast on the poll:	0	0	0	0.0	0	N/A	N/A	0
Total number of votes cast:	138,929,692	99.85	211,006	0.15	653,345	0	5,993,913	80.73

*	In tabulating the voting results, only FOR and AGAINST votes are counted. Broker non-votes and abstentions are counted only for purposes of determining whether a quorum is present.
**	Issued Share Capital as at the record date (11 March 2021): 172,349,989 shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS HENDERSON GROUP PLC

By:	/s/ Roger Thompson
Name:	Roger Thompson
Title:	Chief Financial Officer

Date: April 30, 2021